Exhibit 32.1

CERTIFICATION

Under 18 U.S.C. section 1350, adopted by section 906 of the Sarbanes-Oxley Act of 2002, in connection with the accompanying Annual Report on Form 10-K (the “Report”), the undersigned officers of El Pollo Loco Holdings, Inc. (the “Company”) each certify that (i) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended and (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 13, 2026

/s/ Elizabeth Williams
Elizabeth Williams
Chief Executive Officer

/s/ Ira Fils
Ira Fils
Chief Financial Officer